UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020

CB Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-36706	51-0534721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Market Street, Carmichaels, Pennsylvania		15320
(Address of Principal Executive Offices)		(Zip Code)

(724) 966-5041
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Common stock, par value $0.4167 per share	CBFV	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)
On November 2, 2020, Community Bank, the wholly owned subsidiary of CB Financial Services, Inc., entered into a Split Dollar Life Insurance Agreement with John H. Montgomery, President and Chief Executive Officer. (the “Agreement”).  Under the Agreement, Mr. Montgomery’s designated beneficiary will be entitled to share in the death proceeds payable under a life insurance policy owned by Community Bank on the life of Mr. Montgomery (the “Policy”) in the event of his death while the Agreement is in effect.  Such amount is equal to (i) $500,000, minus (ii) the value of Mr. Montgomery’s 5,000 shares of restricted stock and 15,000 stock options awarded under the 2015 Equity Incentive Plan on August 31, 2020 determined as of the date of death, provided, however, that the death proceeds will not exceed the “net death proceeds.”  The “net death proceeds” is defined as the total death proceeds of the Policy minus the greater of: (i) the cash surrender value or (ii) the aggregate premiums paid by the Bank related to the Policy.

Community Bank is the sole beneficiary of any death proceeds remaining after the aforementioned death proceeds have been paid to Mr. Montgomery’s designated beneficiary.

The Agreement will terminate on October 1, 2025 or, if earlier, upon distribution of the death proceeds to Mr. Montgomery’s designated beneficiary as described above.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description
	10.1	Split Dollar Life Insurance Agreement by and between Community Bank and John H. Montgomery dated November 2, 2020.
	104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: November 6, 2020	By:	/s/ Jamie L. Prah
Jamie L. Prah
Executive Vice President and Chief Financial Officer